Exhibit 10.128
                                                                   Tiffany & Co.
                                 Loan Agreement
                          (Translation of Loan Agreement)

          (For short-term borrowing, or medium-and long-term borrowing at floating interest rates, denominated in Euroyen)

                                                         Date 22th October, 1999

                                    (Borrower)       Address

                                                     Name (Print Letter)

                                                        Tiffany & Co. Japan Inc.

                                                 -------------------------------
                                                 Signature/Seal

                                    (Z) The Fuji Bank, Ltd.               Branch
                                    (Bank)

                                    -----------------------------------
                                    Authorized Signature


This Agreement is made between Tiffany & Co. Japan Inc. (hereinafter referred to as the "Borrower") and The Fuji Bank, Ltd. (hereinafter referred to as the "Bank").

Whereas, the Borrower has requested the Bank to make a loan specified in the following description, confirming the applicability of the articles of the "Agreement on Bank Transactions" which the Borrower has separately executed and delivered to the Bank, and the Bank has agreed to make such a loan upon the terms and conditions set forth in this Agreement. If there are any inconsistencies between the terms of this Agreement and the terms of the Agreement on Bank Transactions, the terms of this Agreement shall prevail

[DESCRIPTION OF LOAN]

------------------------------                          ------------------------
Loan Execution Branch: Hong Kong Branch                       Reference No.:


------------------------------
Loan Application Branch: Aoyama Branch

(Y)5,500,000,000
Total Amount of Borrowing: JPY5,500,000,000

--------------------------------            ----------------------------
Date of Borrowing: 26th October, 1999       Maturity Date: 26th October, 2004

Interest Rate: 0.72625% 6 Month JPY LIBOR + 0.50%

--------------------------------
Method of Repayment: One lump sum payment

[In the case of repayment in installments]

---------------------------------           -----------------------------
The first repayment Date:                      Subsequent repayment date:

---------------------------------
Repayment cycle:

---------------------------------
Installment Repayment Amount:


{Interest Payment Method]
---------------------------------                   ----------------------------
The first interest payment date: 26th April, 2000    Interest payment date: 26th

---------------------------------
Interest payment cycle: every 6month

Interest calculation method:
Principal amount outstanding x Interest rate x (Interest days/360) (including excluding the last day of the period).
---------
The first decimal figure shall be rounded.

----------------------------------
Holiday: Tokyo, London, New York

If the repayment date of principal, the interest payment date, or the last day of interest calculation period falls on a holiday, the date shall be: The next business day

--------------------------------------------------------------------------------
(Bank Use)

[TERMS AND CONDITIONS]

Article 1. (Definitions)

The following terms shall have the following meanings in this Agreement.

1. Interest calculation period

          The first interest calculation period shall be from the date of borrowing stated in the "Description of Loan" to the first interest payment date, and thereafter it means the period from each interest payment date to the next interest payment date.

2. Interest days
         "Interest days" means the actual number of days elapsed in each interest calculations period.

3. Holiday
         "Holiday" means a day on which banks are closed or the foreign exchange market is closed in any one of the cities stated in the "Holiday" column of the "Description of Loan".

4. Business day
         "Business day" means a day which is not a holiday.

5. London business day
         "London business day" means a day on which banks are open for business in London.

6. Interest rate for funding
         "Interest rate for funding" means such interest rate at which the Bank can raise fund for the same period with each interest calculation period, in the international financial market, as of the date two business days prior to the beginning day of each interest calculation period. In the case in which the Bank recognizes that Bank is unable to determine the interest rate due to closure of the funds market or the like, appropriate means of determining it shall be decided through mutual consultation.

7. LIBOR
         "LIBOR" means the yen interest rate for the same period with each interest calculation period, appearing on page 3750 of the TELERATE at approximately 11:00 a.m. London time, two London business days prior to the beginning day of each interest calculation period. Furthermore, if the Bank considers that it is inappropriate to determine the interest rate based on the LIBOR due to closure of the market or the like, appropriate means of determining it shall be decided through mutual consultation.

8. Prepayment date, etc.
         "Payment date, etc." means the date on which the Borrower makes prepayment in special occasions with Bank's consent, or the date on which the Borrower makes prepayment of all obligations hereunder due to acceleration of payment.

Article 2.        (Notification of interest payment cycle)

         In the case in which the phrase "the Borrower will determine with consent of the Bank" is stipulated in the column for "Interest payment cycle" of the "Description of Loan", the Borrower shall notify the Bank in writing by the date five business days prior to the beginning date of each interest calculation period, in order to obtain consent of the Bank. In case the Borrower failed to perform this notification, the Bank shall be allowed to determine the following interest payment cycle as the same period as that of the immediately preceding interest payment cycle.

Article 3.        (Damages for delay)

         In case the Borrower fails to perform any obligations owned to the Bank, the Borrower shall pay the Bank damages at whichever higher of
         (i) 14% per annum, or (ii) the interest rate per annum at which the Bank would be required to raise fund corresponding to the loan amount plus two percent (2%) per annum, for the period from the default date to the date of the actual payment in full.

Article 4.        (Acceleration of payment)

         In addition to the acceleration of payment pursuant to Article 5 of the Agreement on Bank Transactions, in cases (1) (A) liabilities and/or other obligations hereunder and inter-company debt), whether as principal, guarantor, surety or other obligor, for the payment or purchase of any indebtedness, (i) shall become or shall be declared to be due and payable prior to the expressed maturity thereof (unless such acceleration shall have thereafter been unconditionally rescinded or annulled prior to the time that all obligations hereunder have become or been declared due and payable) or (ii) shall not be paid when due or within any grace period for the payment or purchase thereof, or (B) any holder of such obligations shall have the right to declare the indebtedness  evidenced  thereby  due and  payable  or to  require  the purchase of the indebtedness evidenced thereby prior to its stated maturity (unless such right shall have thereafter been unconditionally waived prior to the time such holder shall have declared such indebtedness due and payable or required the purchase of such indebtedness) or (2) the borrowing hereunder becomes unlawful or improper due to changes in laws, regulations or administrative measures, etc. any and all obligations hereunder shall immediately become due and payable upon demand by the Bank and the Borrower shall pay such obligations forthwith.

Article 5 (Cancellation before loan execution)

1. Prior to the loan execution, the Borrower shall not cancel this Agreement, except for the cases provided for in the following Paragraph of this Article

2. .In case, after the date on which the Bank has raised the necessary funds to make the Loan in full to the Borrower, the Borrower cancels this Agreement in special occasions with the Bank's consent, or in case, after the date on which the Bank has raised the necessary funds to make the Loan in full to the Borrower, any one of the events stipulated in Article 5, Paragraph 1 or 2 of the Agreement on Bank Transactions occurs to the Borrower and the Bank makes demand to that effect, the Borrower shall immediately pay the Bank damages calculated as follows. However, if the value thus calculated is less than zero, no payment obligation of damages arises.

               (Total  amount  of  borrowing   stated  in  the  "Description  of
               Loan")x(A-B)x(Actual number of days from the date of borrowing to the day preceding the following interest payment date)/360

                  A. Offered rate (indication) of Euroyen market for transactions corresponding to period from the date of borrowing to the day preceding the following interest payment date, as of captioned date.
                  B. Bid rate (indication) of Euroyen market for transactions corresponding to the period from the date of borrowing to the day preceding the following interest payment date, as of the cancellation date of this Agreement or the date on which demand is made by the Bank.

Article 6.        (Standard date for calculating damages)

In case,  under the  preceding  Article,  any one of the  events  stipulated  in
Article 5, Paragraph 1 or 2 of the Agreement on Bank Transactions occurs to the Borrower, and demand is made by the Bank for the payment of damages if standard date for calculating damages is stipulated when the demand is made, damages shall be calculated on the assumption that the notice of demand has arrived at the Borrower on the relevant standard date. If utilized, the standard date shall be reasonably chosen by the Bank.

Article 7.        (Prepayments, etc.)

1. After the loan is executed on the date of borrowing, the Borrower shall not make prepayments.

2. Notwithstanding the preceding Paragraph, in case the Borrower makes prepayments in special occasions with consent of the Bank, or in case any one of the events stipulated in Article 4 of this Agreement, or Article 5 Paragraph 1 or 2 of the Agreement on Bank Transactions occurs to the Borrower, and the Borrower makes repayment due to the acceleration of payment, the Borrower shall pay the Bank as damages the total amount calculated as follows in addition to the outstanding principal and the accrued and unpaid interest amount stipulated in the "Description of Loan". However, if the total value thus calculated is less than zero no payment obligation of damages arises.

          (Repayment (prepayment amount)x(C-D)x (Actual number of days from the prepayment date, etc. to the day preceding the following interest payment date)/360

          C.   Interest  rate  as  stipulated  in  the  "Description  of  Loan",
               applicable  as  of  the  prepayment   date,   etc.

          D. Bid rate (indication) of Euroyen market for the transactions corresponding to the period from the prepayment date, etc. to the day preceding the following interest payment date, as of the date two business days prior to the prepayment date, etc.

Article 8.        (Change in handling branches)

         In case any one of the events stipulated in Article 5, Paragraph 1 or 2 of the Agreement on Bank Transactions occurs to the Borrower, upon notification from the Bank, the Borrower shall agree, without any objection,(i) that the Bank's branch handling this loan is immediately changed from the Loan Execution Branch to the Loan Application Branch as stipulated in the "Description of Loan," with regard to any and all obligations owed by the Borrower under this Agreement, and (ii) that such change is not a novation of the obligations.

Article 9.        (Preparation of notarial deeds)

         The Borrower shall, upon the Bank's demand, immediately take necessary procedures to prepare notarial deeds authorizing compulsory execution of the Borrower's obligations under this Agreement.

Article 10.       (Bearing of expenses, etc.)

         The Borrower shall bear any and all charges and expenses related to this Agreement, including but not limited to the preparation of this instrument and the notarial deeds mentioned in the preceding Article, as well as the disposition of collateral, etc.

         Furthermore, in case more expenses are incurred on the Bank related to this loan, by reserve requirements, interest equalization tax,, or any other means or reasons, due to changes in laws and regulations of Japan or any countries concerned, or changes in interpretation of them, the Borrower shall agree to changing the interest rate within the range generally approved or shall pay such expenses.

Article 11.       (observation of laws and regulations)

         When the Borrower makes borrowing under this Agreement, the Borrower shall do so in compliance with the "Foreign Exchange and Foreign Trade Law" and ordinances/regulations, etc. based on the Law (hereinafter referred to as the "Control Law").

         The same shall apply also in the case where the Control Law is changed or amended in the future.

Article 12.       (Governing law and jurisdiction by agreement)

         This Agreement shall be governed by and construed in accordance with the laws of Japan. In the event the filing of lawsuits in connection with this Agreement becomes necessary, the Borrower shall agree that the Court having its jurisdiction in the locale in which the Bank's Head Office or the Loan Application Branch as stipulated in the "Description of Loan" is situated shall be the competent Court.

In witness whereof, the parities hereto have caused this Agreement to be duly executed in duplicate at the Loan Execution Branch as stipulated in the "Description of Loan", each party retaining one original.

                                                                    (End)
(This English translation is for convenience of the Borrower only. Any and all questions that may arise in regard to the meaning of the words, provisions and stipulations of the Agreement shall be interpreted in accordance with the Japanese original).

                                    GUARANTY

                                                                       Date:

To: The Fuji Bank, Limited

The Guarantor (Rentai hosho-nin):   Signature /s/ James N. Fernandez
                                    Full Name Tiffany & Co.
                                    Address 5th Ave. 727 New York, NY, USA

                  The Principal:    Signature /s/ James N. Fernandez
                                    Full Name Tiffany & Co. Japan Inc.
                                    Address



         (The contents of the guaranteed obligations) The guarantor confirms the guaranteed obligations as follows.


------------ -------------------------- -------------------------------------------------------------
             Seal or signature          The contents of guaranteed obligations
             (Remarks 1)                                         (Remarks 2)

------------ -------------------------- -------------------------------------------------------------

1                                       Any and all obligations  which the Principal at present or in the  future  may owe your  Bank  under  the  Article 1 of the
                                        Agreement on Bank Transactions.

------------ -------------------------- --------------------------------------------------------------
2            Obligations                Ditto,  provided that in no event shall the guarantor be
                                        required to make  payments in excess of an aggregate
                                        amount of _____________________ yen.
             Please
             Check
                                        A __X__ Obligations arising from loan by deed

                                        -----------------------------------------------------------------
                                        B  ____ Obligations  arising from loan against Bills of Ex-change or Promissory Notes
                                        -----------------------------------------------------------------
                                        C  ____ Obligations   arising   from Guarantee of Payment
------------ -------------------------- --------------------------------------------------------------
             Date of loan or date of
             application for your
             guarantees of payments     October 26, 1999
------------ -------------------------- --------------------------------------------------------------

3            Amount                     $5,500,000,000
                                        (the present balance
------------ -------------------------- --------------------------------------------------------------

             Final due date             October 26, 2004
------------ -------------------------- --------------------------------------------------------------

             Rate of interest or        BBA Libor + 0.5%     Rate of interest     14% per annum
             guarantee fee              per annum            for arrears

------------ -------------------------- -------------------- -------------------- --------------------
             In case of a loan  against a note or bill,  when a new note or bill is  executed  by the
             Principal  and  delivered  to your  Bank in  substitution  for a note or bill  therefore executed and  delivered by the  Principal,  the previous note or bill shall be deemed to have been revised,  and this  guarantee will cover the  obligations  arising from a loan against  the new note or bill.  The same shall apply to any  subsequent  renewal of note or bills.
------------ -----------------------------------------------------------------------------------------

             (Remarks 1)   In the column of the  contents  of the  guaranteed
                           obligations,  the  guarantor is requested to encircle
                           1,2 or 3 according to circumstances, to put seal (or sign) and to fill the blanks.

             (Remarks 2)   In  case the guarantor wants to guarantee  a certain
                           transaction (s), he is requested to set forth the name of the transaction (s) for which he gives this guarantee in any of boxes 1,2 or 3 as the case may be and put his seal (or sign) there.

                                    Agreement


In regard to the obligations specified hereinabove, which the Principal may owe your Bank, the guarantor, hereby agreeing to the terms and conditions of this Agreement in addition to the provisions of the Agreement on Bank Transactions (please refer to the attached copy thereof) and the Agreement on ________________________(please refer to the attached copy thereof), both submitted separately the Principal, shall be liable jointly with the Principal and severally for the performance of all such obligations.

1. The Guarantor shall not set off any obligations the Principal owes your Bank against the Principal's deposits and/or any other Principal's credits with your Bank.

2. Even if your Bank changes or releases the security or other guarantees at your Bank's convenience, the Guarantor shall not claim exemption from the obligations.

3. If and when the Guarantor performs any obligations of guarantee, the Guarantor shall not exercise any rights obtained from your Bank by subrogation without the prior approval of your Bank so long as transactions between the Principal and your Bank continue.

     Upon your Bank's demand, the Guarantor shall assign such rights and priority to your Bank without demanding compensation.

4. In case the Guarantor has given to your Bank with any other guarantee for the Principal than this guarantee, such other guarantee shall in no way be affected by this guarantee, and in case any limitation on the amount of liability is provided for in any other guarantee, the amount guaranteed by this Agreement shall not be included in but shall be deemed to be in addition to the maximum amount in such other guarantee.

     These provisions described hereinabove in this paragraph 4shall apply to any case in which the guarantor may hereafter give to your Bank any other guarantee on behalf of the Principal in regard to any transaction with your Bank.

(All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of this Agreement shall be decided in accordance with the Japanese text.)

                         AGREEMENT ON BANK TRANSACTIONS

                                                    Dated:

TO: THE FUJI BANK, LIMITED.



                           Address:

                           Principal
                           (Signature/Seal):
                           ----------------------------------
                           Name  (Print Letter):


I, we do hereby agree to the terms and conditions set forth in the following Articles in regard to my our transactions with your Bank:

Article 1 (Scope of Application)

     1. I/we shall abide by this Agreement pertaining to the performance of my/our obligations arising from loans against Bills of Exchange (hereinafter referred to as "Bills") and Promissory Notes (hereinafter referred to as "Notes"), discounts of Bills and Notes, loans by deed, overdrafts, acceptances and guarantees, foreign exchanges, and any and all other transactions.

     2. Even in cases in which your Bank has, through your Bank's transactions with any third party, acquired Bills and Notes drawn, endorsed accepted, accepted by intervention, or guaranteed by me/us, I/we shall also abide by this Agreement pertaining to the performance of my/or obligations evidenced by such Bills and Notes.

Article 2 (obligations in Bills and Notes and Money Borrowed)

     In cases in which your Bank has granted me/us loans accompanied by Bills and Notes, your Bank may demand from me/us the payment of my/our obligations arising from the loans by exercising your Bank's rights either on the Bills and Notes or on the loans.

Article 3 (Interest, Damages, etc.)

     1. In regard to the stipulations concerning the rates of interest, discount charges, guarantee fees, handling commissions and rebates of any thereof, and also concerning the time and method of payment thereof, I/we shall agree, in the event of changes in the financial situation or any other reasonable and probable causes arising, to the revision of the stipulations to those in the range prevailing generally.

     2. In case I/we fail to perform any obligations, which I/we owe your Bank, I/we shall pay your Bank damages at the rate of 14% per annum for the amount payable. In this case the calculation will be made on the actual number of days on a 365-day year basis.


Article 4 (Security)

     1. In cases in which a reasonable and probable cause necessitates the preservation of your Bank's rights, I/we shall upon demand forthwith furnish to your Bank such security or additional security, or such guarantors or additional guarantors, as may be approved by your Bank.

     2. Any and all security which as been furnished and that to be furnished in the future to your Bank for specific obligations shall constitute security that covers and secures not only such obligations, but also any and all other obligations which I/we at present or in the future may owe your Bank.

     3. Your Bank may collect or dispose of security in the manner, at the time, and for the price, etc. generally deemed proper, not necessarily following the procedures prescribed by law, and deduct expenses from the proceeds and appropriate the remainder to the payment of my/our obligations regardless of the priority prescribed by law; and in the event any obligations still remain, I/we shall pay them forthwith.

     4. In cases in which I/we fail to perform any obligations which I/we owe your Bank may collect or dispose of my/our movables, Bills and Notes, and other instruments and securities in your Bank's possession; and in such cases, I/we shall agree to your Bank's handling the matter mutatis mutandis in the manner set forth in preceding Paragraph.

Article 5 (Acceleration of Payment)

     1. In case any one of the following events occurs to me/us, any and all obligations I/we owe your Bank shall immediately become due and payable without any notice or demand, etc. from your Bank and; I/we shall pay such obligations forthwith: (1) When I/we have become unable to pay debts or application or petition is submitted for bankruptcy, commencement of composition of creditors, commencement of corporate re-organization proceedings, commencement of company arrangement, or commencement of special liquidation (2) When the Clearing House in observance of its rules takes procedures for suspension of my/our transactions with banks and similar institutions. (3) When order or notice of provisional attachment, preservative attachment or attachment is dispatched in respect of my/our or the guarantor" deposits and/or any other credits with your Bank. (4) When my/our whereabouts become unknown to your Bank due to my/our failure to notify your Bank of change of my/our address or any other causes attributable to me/us.

     2. In any of the following cases, upon your Bank's demand, any and all obligations I/we owe your Bank shall immediately become due and payable; and I/we shall pay them forthwith.

          (1) When I/we fail to pay any of my/our obligations to your Bank when it is due.

          (2)  When  property  offered to your Bank as  security  is attached or
               public  auction   procedure  is  commenced  is  respect  of  such
               property.

          (3) When I/we violate the stipulations of any transactions with your Bank.

          (4) When the guarantor falls under any one of the items of the preceding Paragraph or this Paragraph.

          (5) In addition to each of the preceding items, when a reasonable and probable cause necessitates the preservation of your Bank's rights.

Article 6 (Repurchase of Discounted Bills and Notes)

          1. In cases in which I/we have had Bills and Notes discounted by your Bank and any one of the items in Paragraph (1) of the preceding Article occurs to me/us, then pertaining to all such Bills and Notes, or in cases in which the principal obligors of my/our discounted Bills and Notes fail to pay them on due dates or any one of the items in Paragraph (1) of the preceding Article occurs to the principal obligors, then pertaining to the Bills and Notes wherein such persons are the principal obligors, I/we shall assume as a matter of course the repurchasing obligations for the face value of my/our discounted Bills and Notes without any notice or demand, etc. from your Bank; and I/we shall pay them forthwith.

          2. In cases other than those provided for in the preceding Paragraph, in which a reasonable and probable cause necessitates the preservation of your Bank's rights pertaining to the Bills and Notes which your Bank has discounted, I/we shall assume, upon your Bank's demand, the repurchasing obligations for the face value of my/our discounted Bills and Notes; and I/we shall pay them forthwith.

          3. As long as I/we do not perform the obligations set forth in the preceding two Paragraphs, your Bank may exercise any all rights as holder of the Bills and Notes.

Article 7 (Deductions in Accounts)

          1. In cases in which I/we must perform any obligations owed to your Bank because they become due or because of acceleration of payment or because I/we have assumed the repurchasing obligations or because your Bank has acquired the right of claiming compensation from me/us or for any other causes, your Bank may set off against any such obligations at any time any of my/our deposits and/or any other credits with your Bank irrespective of the due dates of such deposits and/or other credits.

          2. In cases in which your Bank is able to effect a setoff as mentioned in the preceding Paragraph, your Bank any also obtain withdrawals from my/our deposits in lieu of my/our doing so, and may appropriate any such withdrawals to payments of my/our obligations, omitting any advance notice and also not adhering to established procedures.

          3. In cases in which your Bank makes any deductions in accounts according to the provisions of the preceding two Paragraphs, interest on my/our credits and obligations, discount charges and damages, etc. shall be calculated up to the date on which the actual calculation is made by your Bank for the purpose eof deductions, and the rate of interest and tariffs shall be in accordance with those fixed by your Bank; and with regard to the foreign exchange rate, the rate quoted at your Bank at the time when the actual calculation is made by your Bank shall apply.

Article 7-2 (Ditto)

          1. I/we may set off any obligations I/we owe your Bank against my/our deposits and/or any other credits with your Bank which have become due, even when such obligations have not yet become due.

          2. When I/we effect a setoff under the provision of the preceding Paragraph with regard to the Bills and Notes which your Bank has discounted and which have not yet become due, I/we may do so upon assuming the repurchasing obligations for the face value of the discounted Bills and Notes; provided, however, that I/we may not effect a setoff with regard to Bills and Notes which your Bank has discounted and assigned to a third party.

          3. With regard to my/our credits or obligations in foreign currency or in free yen, I/we may not, notwithstanding the provisions of the preceding two Paragraphs, effect a setoff until and unless they have become due and procedures required under foreign exchange laws and regulations have been completed for them.

          4. In cases in which I/we effect a setoff under the provisions of the preceding three Paragraphs, a notice of the setoff shall be made in writing and I/we shall affix my/our seal impression (or signature) which has previously been filed with your Bank to the certificate or passbook representing my/our deposits and/or other credits with your Bank which I/we have set off against my/our obligations and submit the same to your Bank forthwith.

          5. In cases in which I/we effect a setoff, interest on my/our credits and obligations, discount charges and damages, etc. shall be calculated up to the date on which my/our notice of the setoff arrives at your Bank, and the rate of interest and tariffs shall be in accordance with those fixed by our Bank; and with regard to the foreign exchange rate, the rate quoted at your Bank at the time when the actual calculation is made by your Bank for the purpose of setoffs shall apply. If there is an agreement providing for special charges payable when obligations are paid prior to their due dates, I/we shall abide by such agreement.


Article 8 (Presentment and Delivery of Bills an Notes)

          1. In cases in which there exist Bills and Notes pertaining to my/our obligations, and your Bank makes deductions in accounts as set forth in Article 7 without exercising your Bank's rights on the Bills and Notes, your Bank need not simultaneously return to me/us any such Bills and Notes.

          2. In cases in which there exist Bills and Notes which your Bank returns to me/us as a result of deductions in accounts made by your Bank or me/us under the preceding two Articles, I/we shall appear at your Bank to receive such Bills and Notes without delay; provided, however, that it such Bills and Notes have not yet become due, your Bank may collect them without returning them to me/us.

          3. In cases in which your Bank makes deductions in accounts as set forth in Article 7 by exercising your Bank's rights on the Bills and Notes, your Bank need not present nor deliver any such Bills and Notes to me/us in the cases enumerated below, and as for my/our receiving such Bills and Notes, the provisions of the preceding Paragraph shall apply mutatis mutandis:

               (1)  When your Bank does not known my/our whereabouts.

               (2) When I/we have designated your Bank as the place at which Bills and Notes are made payable.

               (3)  When it is deemed difficult to dispatch the Bills and Notes.

               (4) When it is deemed that presentment or delivery of the Bills and Notes can not be made for unavoidable reasons as use for collection, etc.

          4. In cases in which any of my/our obligations which require immediate performance still exist after a deduction in accounts has been effected as provided for in the preceding two Articles, and there also exit obligors on the Bills and Notes besides me/us, your Bank may retain such Bills and Notes, and after collecting or disposing of them, your Bank may appropriate the proceeds to the payment of my/our obligations.

Article 9 (Designation of Appropriation)

         In the event I/we made payments or your Bank made deductions is accounts as provided for in Article 7, and if in such cases the amount of such payments made by me/us or my/our deposits and any other credits with your Bank are insufficient to liquidate all of my/our obligations, your Bank may appropriate the amount of such payments or such deposits and other credits to satisfy my/our obligations in such order and in such manner as your Bank deems proper and I/we shall raise no objection to such appropriation.

Article 9-2 (Ditto)

          1. In the event I/we effect a setoff in accordance with Article 7-2, and if in such case my/our deposits and any other credits with your Bank are insufficient to liquidate all of my/our obligations, I/we may appropriate such deposits and other credits to satisfy my/our obligations in such order and in such manner as I/we designate.

          2. In the event I/we fail to designate the order and manner of appropriation under the preceding Paragraph, your Bank may appropriate my/our deposits and other credits with your Bank to satisfy my/our obligations in such order and in such manner as your Bank deems proper and I/we shall raise no objection to such appropriation.

          3. In the event my/our designation under Paragraph (1) is likely to interfere with the preservation of your Bank's rights, your Bank may, upon lodging an objection thereto without delay, appropriate my/our deposits and other credits with your Bank to satisfy my/our obligations in such order and in such manner as your Bank designates taking into consideration whether or not the obligations are secured or guaranteed, the extent of coverage of such security or guarantee, the degree of difficulty of disposition of such security, their due dates, prospects for settlement of discounted Bills and Notes, etc.

          4. In case of appropriation by your Bank under the preceding two Paragraphs, your Bank may designate the order and manner of appropriation on the assumption that my/our obligations which are in fact not due have become due or that I/we have assumed the repurchasing obligations with regard to the Bills and Notes which your Bank has discounted and which have not yet become due or that I/we assumed in advance the obligations to compensate your Bank with regard to the acceptances and guarantees.

Article 10 (Assumption or Risks, Hold Harmless Clause, etc.)

          1. In cases in which Bills and Notes which I/we drawn, endorsed, accepted, accepted by intervention or guaranteed, or instruments which I have furnished to your Bank are lost, destroyed, damaged or delayed in arrival due to unavoidable circumstances such as incidents, calamities, accidents during transit, etc. I/we shall pay my/our obligations as recorded on your Bank's books, vouchers, etc.; and further, upon your Bank's demand, I/we shall forthwith furnish your Bank with substitute Bills and Notes or instruments. I/we shall make no claim whatsoever against your Bank with regard to losses and damages arising in such cases.

          2. In cases in which security which I/we have furnished to your Bank is lost or damaged due to unavoidable circumstances as set forth in the preceding Paragraph, I/we shall make no claim whatsoever against your Bank.

          3. Even if your Bank's rights on Bills and Notes are ineffective due to lack of legal requirements in the Bills and Notes, or due to invalidating entries thereon, or if your Bank's rights on the Bills and Notes lapse due to inadequacy in the procedures for preservation of your Bank's rights, I/we shall be liable for the face value of such Bills and Notes.

          4. In transactions in which your Bank has deemed my/our seal impress (or signature) genuine after checking with reasonable care the seal impression (or signature) on Bills and Notes or instruments against my/our seal impression (or specimen signature) filed with your Bank, I/we shall bear any loses and damages arising from forgery, alternation, wrongful use of Bills and Notes, instruments of seals (or signatures), and shall be liable in accordance with the terms of any such Bills and Notes or instruments.

          5. I/we shall bear the expenses incurred in exercising or preserving your Bank's rights against me/us, or in collecting or disposing of any security; and I/we shall also bear any expenses required in the event I/we request your Bank to cooperate with me/us for the preservation of my/our rights.

Article 11 (Changes in Matters Filed)

          1. In cases of a change in the matters filed with your Bank such as my/our seal (or signature), name, trade name, representative, address, etc., I/we shall forthwith notify your Bank thereof in writing.

          2. In case any notice given by your Bank or any documents, etc. dispatched by your Bank are delayed or fail to reach me/us because of my/our failure to notify your Bank in accordance with the preceding Paragraph, the notice or documents, etc. shall be deemed to have arrived at the time they normally should have arrived.


Article 12 (Report and Investigation)

          1. Upon your Bank's demand. I/we shall forthwith submit to your Bank reports pertaining to my/our assets and liabilities, management or the state of business; and I/we shall also furnish assistance necessary for the investigation thereof.

          2. In cases in which material change has occurred or is likely to occur pertaining to my/our assets and liabilities, management or the state of business, I/we shall forthwith submit to your Bank reports thereof even in the absence of your Ban's demand.

Article 13 (Applicable Offices)

         I/we agree that all of the terms and conditions of this Agreement shall apply equally to all of may/our transactions with your Bank's head office and branch offices.

Article 14 (Jurisdiction by Agreement)

         In the event the institution of a lawsuit in connection with a transaction covered by this Agreement becomes necessary, I/we shall agree that the Court having the jurisdiction in the locale in which the head office or ___________ branch office of your Bank is situated shall be the competent Court.

(All questions that may arise within or without courts of law in regard to the meaning of the words, provisions and stipulations of the Agreement shall be decided in accordance with the Japanese text.)

(Multicurrency-Cross Border)                                  EXECUTION COPY

                        SCHEDULE to the MASTER AGREEMENT
                      Dated as of October 18, 1999 between
                      THE CHASE MANHATTAN BANK ("Party A")

                                       And

                      TIFFANY & CO. JAPAN INC. ("Party B")



                  PART 1:  Termination Provisions and Certain Other Matters

     (a) "Specified Entity" means, in relation to Party A, for the purpose of:

          Section 5(a)(v), and Affiliate of Party A;

          Section 5(a)(vi), none;

          Section 5(a)(vii), none; and

          Section 5(b)(iv), none;

             and, in relation to Party B, for the purpose of:

          Section 5(a)(v), any Affiliate of Party B;

          Section 5(a)(vi), any Affiliate of Party B;

          Section 5(a)(vii), any Affiliate of Party B; and

          Section 5(b)(iv), any company directly or indirectly controlling Party B.

     (b)  "Specified Transaction" will have the meaning specified in Section 14.

     (c) The "Cross-Default" provisions of Section 5(a)(vi) will apply to Party A and Party B. In connection therewith, "Specified Indebtedness" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of such party's banking business, and "Threshold Amount" means (i) with respect to Party A, an amount equal to the greater of (x) $25,000,000 (or its equivalent in other currencies) or (y) three percent of such party's shareholders' equity, determined in accordance with generally accepted accounting principles in the United States of America, consistently applied, as at the end of such party's shareholder' equity, determined in accordance with generally accepted accounting principles in the United States of America, consistently applied, as at the end of such party's most recently completed fiscal year and (ii) with respect to Party B, $25,000,000 (or its equivalent in other currencies).

     (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and Party B; provided, however, that, in respect of Party A, the phrase "materially weaker" means (i) the senior long-term debt or deposits of the resulting, surviving or transferee entity is or are, as the case may be, rated less than investment grade by Standard & Poor's Corporation or Moody's Investors Service, Inc., or (ii) in the event that there are no such Standard & Poor's Corporation or Moody's Investors Service, Inc. ratings, the Policies (as defined below) in effect at the time, of the party which is not the Affected Party, would lead such non-Affected Party, solely as a result of a change in the nature, character, identity or condition of the Affected Party, from its state prior to such consolidation, amalgamation, merger or transfer, to decline to make an extension of credit, or enter into a Transaction with, the resulting, surviving or transferee entity, " Policies", for the purposes of this definition means: (1)(A) internal credit limits applicable to individual entities or (B) other limits on doing business with entities domiciled or doing business in certain jurisdictions or engaging in certain activities, or (2) internal restrictions on doing business with entities with whom the party which is not the Affected Party has had prior adverse business relations.

     (e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

     (f)  Payments on Early Termination. For the purpose of Section 6(e):

               (i)  Market  Quotation  will apply

               (ii) The Section Method will apply.

     (g)  "Termination Currency" means United States Dollars

     (h) Additional Termination Event. (i) The following shall constitute an Additional Termination Event (with any event specified in the following constituting an "Impossibility"):


With respect to Party A and Party B, due to the occurrence of a natural or man-made disaster, armed conflict, act of terrorism, riot, labor disruption, act of State, or any other similar circumstance beyond its control after the date on which a Transaction is entered into, it becomes impossible (other than an result of its own misconduct) for a party (which will be the Affected Party):

     (1) to perform any absolute or contingent obligation, to make a payment or delivery or to receive a payment or delivery in respect of a Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

     (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party or such Credit Support Provider has under and Credit Support Document relating to a Transaction.

     (ii) The definition of "Affected Transactions" in Section 14 of this Agreement is amended by adding the word "Impossibility" immediately before the "Illegality" in the first line thereof.


     (iii)In an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes and Impossibility, it will be treated as a Termination Event and will not constitute an Event of Default.

                           PART 2: Tax Representations

                                 Not applicable

                     PART 3: Agreement to Deliver Documents

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

     (a) Tax forms, documents or certificates to be delivered are: none.

     (b) Other documents to be delivered are:

         Party required                                                                 Covered by
           To deliver             Form/Document/              Date by which             Section 3(d)
            Document                Certificate               to be delivered           Representation
        ---------------    ---------------------------      ----------------------      --------------


         Party   B         Opinions  of  counsel            Upon   execution   and             No
                           satisfactory to Party A          delivery   of   this
                           substantially  in the form       Agreement
                           of Exhibit I and Exhibit II
                           hereto

         Party B           Guaranty (as defined in          Upon execution and                  Yes
                           Part 4(f) hereof)                delivery of this
                                                            Agreement

         Party B           Certified copies of              Upon execution and                  Yes
                           all corporate authorizations     delivery of this
                           and any other documents          Agreement
                           with respect to the
                           execution, delivery and
                           performance of this
                           Agreement and the
                           Guaranty

         Party B           Certificate of authority         Upon execution                      Yes
                           and specimen                     and delivery of this
                           signatures of                    Agreement and
                           individuals executing            thereafter upon
                           this Agreement, the              request of Party A
                           Guaranty and
                           Confirmations

                              PART 4: Miscellaneous
                                      -------------

     (a) Address for Notices. For the purpose of Section 12(a) of this
           Agreement:

Address for notice or communications to Party A:

Any notice relating to a particular Transaction shall be delivered to the address or facsimile or telex number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Section 5 and 6 of this Agreement shall be delivered to the following address:

         The Chase Manhattan Bank
         Attention : Legal Department-Capital Markets Group
         270 Park Avenue, 40th Floor
         New York, New York  10017-2070
         Telex No.:  232337; Answerback:  CBC UR
         Facsimile No.:  (212) 270-7468

Address for notice or communications to Party B:

         Tiffany & Co. Japan Inc.
         C/O Tiffany & Co.
         Attention:  Michael Connolly
         15 Sylvan Way
         Parsippany, New Jersey 07054
         Facsimile No.:  (973) 254-7645

     (b) Process Agent. For the purpose of Section 13(c):

     Party A appoints its Process Agent: Not applicable.

     Party B appoints as its Process Agent: Not applicable.

     (c) Offices. The provisions of Section 10(a) will apply to this Agreement.

     (d) Multibranch Party. For the purpose of Section 10 of this Agreement:

     Party A is a Multibranch Party and may act through any Office specified in a Confirmation.

          Party B is not a Multibranch Party

     (e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

     (f) Credit Support Document. Details of any Credit Support Document: in respect to Party B, the following shall be a Credit Support Document: the joint and several guaranty (the "Guaranty") of each of Tiffany and Company, Tiffany & Co. International and Tiffany & Co. (each a "Guarantor") dated as of the date hereof and substantially in the form of Exhibit III hereto.

     (g) Credit Support Provider. Credit Support Provider means, in relation to Party B, each of the Guarantors.

     (h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

     (i) Netting of Payments. Subparagraph (ii) of Section 2(c) will not apply to any Transaction unless specified in the relevant Confirmation.

     (j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

                            PART 5: Other Provisions

     (a) Set-off. Any amount (the "Early Termination Amount") Payable to one party (the "Payee") by the other party (the "Payer") under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) has occurred, will, at the option of the party (`X') other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the `Other Agreement Amount') payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this section.

For the purposes of this provision, each party hereby agrees that, if necessary to enable the other party to exercise the rights of set-off contemplated herein with respect to an amount payable by it under this Agreement in a particular currency, that amount shall be deemed converted to ( and constitute an obligation hereunder in an amount equal to) its equivalent in the currency in which any Early Termination Amount or the other Agreement Amount is denominated, at a rate of exchange and otherwise in the manner applicable hereunder for conversion of any amount to its Termination Currency Equivalent (as if the date of the set-off were an Early Termination Date, and with the party entitled under this provision to effect the set-off to make the determinations required for the conversion).

If an obligation is unmatured or contingent, X may in good faith and in a commercially reasonable manner estimate that obligation and set-off in respect of the estimate, subject to X accounting to such other party when the obligation is ascertained, and if the obligation is not owed until some time in the future, the amount of the obligation will be discounted to present value at a reasonable then current market discount rate. X hereby agrees to notify the other party of any such set-off and application.

Nothing in this section shall be effective to create a charge or other security interest. This section shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

     (b) Exchange of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation, via telex or facsimile transmission. Party B agrees to respond to such Confirmation within 10 Business Days (for this purpose, Business Days refers to Business Days in the location of the recipient), either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party B to respond within such period shall not affect the validity or enforceability of such Transaction. The parties agree that any such exchange of telexes or facsimile transmissions shall constitute a Confirmation of all purposes hereunder.

     (c) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this Agreement or any Transaction contemplated hereby.

(d) Telephonic Recording. Each party (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties and their Affiliates in connection with this Agreement or any potential Transaction and (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

     (e) Further Representations. Each party represents to the other party (which representation will be deemed to be repeated on each date on which a Transaction is entered into) that it is an "eligible swap participant" as such term is defined in Part 35 of Chapter I of Title 17 of the Code of Federal Regulations, promulgated by the Commodity Futures Trading Commission, entitled "Exemption of Swap Agreements."

     (f) Relationship Between Parties. The following representation shall be inserted as a new Section 3(g) of this Agreement:

     (g) Relationship Between Parties. Each party will be deemed to represent to other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

               (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that transaction.

               (ii) Assessment and Understanding. It is capable of assessing the merits and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes the risks of that Transaction.

               (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."


     (g) Negative Interest Rates. (i) Floating Amounts. "Swap Transaction" means, for the purposes of this provision concerning Negative Interest Rates, a rate exchange or swap transaction, including transactions involving a single currency or two or more currencies. Part A and Party B agree that, if with respect to a Calculation Period for a Swap Transaction either party is obligated to pay a Floating Amount that is a negative number (either due to a quoted negative Floating Rate or by operation of a Spread that is subtracted from the Floating Rate), the Floating Amount with respect to that party for that Calculation Period will be deemed to be zero, and the other party will pay to that party the absolute value of the negative Floating Amount as calculated in addition to any amounts otherwise owned by the other party for that Calculation Period with respect to that Swap Transaction, on the Payment Date that the Floating Amount would have been due if it had been a positive number. Any amounts paid by the other party with respect to the absolute value of a negative Floating Amount will be paid to such account as the receiving party may designate (unless such other party gives timely notice of a reasonable objection to such designation) in the currency in which the Floating Amount would have been paid if it had been a positive number (and without regard of the currency in which the other party is otherwise obligated to make payments).

     (ii) Compounding. Party A and Party B agree that, if with respect to one or more Compounding Periods for a Swap Transaction where "Compounding" or "Flat Compounding" is specified to be applicable the Compounding Period Amount, the Basic Compounding Period Amount or the Additional Compounding Period Amount is a negative number (either due to a quoted negative Floating Rate or by operation of a Spread that is subtracted from the Floating Rate), then the Floating Amount for the Calculation Period in which that Compounding Period or those Compounding Periods occur will be either the sum of all the Compounding Period Amounts or the sum of all the Basic Compounding Period Amounts and all the Additional Compounding Period Amounts in that Calculation Period (whether positive or negative). If such sum is positive, then the Floating Rate Payer with respect to the Floating Amount so calculated will pay that Floating Amount to the other party. If such sum is negative, the Floating Amount with respect to the party that would be obligated to pay that Floating Amount will be deemed to be zero, and the other party will pay to that party the absolute value of the negative Floating Amount as calculated, such payment to be made in accordance with (i) above.

     (h) "Credit Agreement" means the Credit Agreement, dated as of June 26, 1995, among Party B, Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Bank of New York, as Administrative Agent, as amended, supplemented or otherwise modified from time to time and including any agreement which shall replace or refinance such Credit Agreement. Capitalized terms defined therein and not otherwise defined herein shall have the meanings assigned in the Credit Agreement.

     (i) Further Agreements of Tiffany & Co. Tiffany & Co. agrees with Party A that Tiffany & Co. (i) will comply with each of the covenants set forth in Sections 7 and 8 of the Credit Agreement (or the equivalent sections in any agreement which shall replace or refinance the Credit Agreement) and (ii) will not, at any time, permit Consolidated Net Worth to be less than the sum of (a) $225,000,000 plus (b) an aggregate amount equal to 25% of Consolidated Net Income (but, in each case, only if a positive number) for each fiscal quarter of Tiffany & Co. ended after the date hereof. As used herein (A)

"Consolidated Net Income" means, for any period, the net income (or loss) of Tiffany & Co. and its subsidiaries for such period (taken as a cumulative whole) as determined in accordance with GAAP, after eliminating all offsetting debits and credits between Tiffany & Co. and its subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial of Tiffany & Co. and its subsidiaries in the accordance with GAAP and
(B) "Consolidated Net Worth" means at any time (a) the sum, without duplication, of (i) the par value (or value stated on the books of the corporation) of the Capital Stock (but excluding treasury stock and capital stock subscribed and unissued, and any Preferred Stock that is mandatorily redeemable on or prior to December 30, 2010 of Tiffany & Co. and its subsidiaries, plus (ii) the amount of the paid-in capital and retained earnings of Tiffany & Co. and its subsidiaries, in each case as such amounts (excluding the effect of all foreign currency translation adjustments) would be shown on a consolidated balance sheet of Tiffany & Co. and its subsidiaries as of such time prepared in accordance with GAAP, minus (b) to the extent included in clause (a) all amounts properly attributable to minority interests, if any, in the stock and surplus of subsidiaries.


     (j) Additional event of Default. With respect to Party B, it shall constitute an Event of Default under this Agreement if there shall occur and be continuing any Event of Default under the Credit Agreement.

     (k) Further Representation of Party B. Tiffany & Co. represents and warrants to Party A (which representation will be deemed to be repeated by Tiffany & Co. on each date on which a Transaction is entered onto) that each of the representations and warranties made by Tiffany & Co. in Section 4 of the Credit Agreement is true and correct and no Event of Default under the Credit Agreement has occurred and is continuing.

     (l) Credit Support Default. An Event of Default with respect to Party B as a result of a Credit Support Default shall not be deemed to occur as a result of a failure of the Party B's Credit Support Provider to pay an amount owing by Party B under this Agreement until the end of the cure period (if any) allowed to Party B as principal obligor under this Agreement.

                      PART 6: Foreign Exchange Transactions

     (a) Definitions and Application. (i) This Agreement is subject to the 1998 FX and Currency Option Definitions (the "FX Definition"), as published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association, and The Foreign Exchange Committee, as hereinafter amended. In the event of any inconsistency between the FX Definitions and this Agreement, this Agreement will govern. Unless otherwise agreed in writing by the parties, each FX Transaction and Currency option Transaction, whether now existing or hereafter entered into, between the parties shall be governed by this Agreement, notwithstanding Section 1(b) of this Agreement, the absence of any reference to this Agreement in the

Confirmation   in  respect  of  any  such  FX  Transaction  or  Currency  Option
Transaction, or the reference to any other governing terms or law in such Confirmation.

          (ii) Section 3.4 of the FX Definitions is amended by addition the following:

                    (c) Non-Payment. If any Premium is not received on the Premium Payment Date, the Seller any elect either: (i) to accept a late payment of such premium; (ii) to give written notice of such non-payment and, if such payment shall not be received within three (3) Local Business Days (as defined in this Agreement) of such notice, treat the related Currency Option Transaction as void; or (iii) if such payment shall not be received within three (3) Local Business Days of such notice, treat such non-payment as an Event of Default under Section 5(a)(i) of this Agreement. If the Seller elects to act under either clause (i) or (ii) of the preceding sentence, the Buyer shall pay all out-of-pocket costs and actual damage incurred in connection with such unpaid or late Premium or void Currency Option Transaction, including, without limitation, interest on such Premium in the same currency as such Premium at the then prevailing market rate and any other costs or expenses incurred by the Seller in covering its obligations (including without limitation, a delta hedge) with respect to such Currency Option Transaction:

                    (d) Discharge and Termination. Unless otherwise agreed, any Call or any Put written by a party will automatically be terminated and discharged, in whole or in part, as applicable, against a Call or a Put, respectively, written by the other party, such termination and discharge to occur automatically upon the payment in full of the last Premium payable in respect of such Currency Option Transactions; provided that such termination and discharge may only occur in respect of Currency Option Transactions:

          (i) each being with respect to the same Put Currency and the same Call Currency;

          (ii) each having the same Expiration Date and Expiration Time;

          (iii) each being the same style, i.e. either both being American style Currency Option Transaction or both being European style Currency Option Transactions;

          (iv) each having the same Strike Price;

          (v) neither of which shall have been exercised by delivery of a Notice of Exercise; and

          (vi) each having been transacted by the same pair of offices of the Buyer and the Seller and, upon the occurrence of such termination and discharge, neither party shall have any further obligation to the other party in respect of the relevant Currency Option Transactions or, as the case may be, parts thereof so terminated and discharged. In the case of a partial termination and discharge (i.e., where the relevant Currency Option

Transactions are for different amounts of the Currency Pair), the remaining portion of the Currency Option Transaction which is partially discharged and terminated shall continue to be a Currency Option Transaction for all purposes of this Agreement, including this Section 3.4(d).

     (b) Confirmations. In respect of FX Transactions and Currency Option transactions, the term "Confirmation" means a writing (including telex, facsimile or other electronic means from which it is possible to produce a hard copy) evidencing an FX Transaction or Currency Option Transaction, as the case may be, notwithstanding the absence of any reference to this Agreement therein or the reference therein to any other governing terms or law. In relation to such Confirmations, unless either party objects to the terms contained in any Confirmation within three (3) Business Days in its location of receipt thereof, or such shorter time as may be appropriate given the Settlement Date of an FX Transaction, the terms of such Confirmation shall be deemed correct and accepted absent manifest error, unless a corrected Confirmation is sent by a party within such three (3) Business Days, or shorter period, as appropriate, in which case the party receiving such corrected Confirmation shall have three (3) Business Days in its location, or shorter period, as appropriate, after receipt thereof to object to the terms contained in such corrected Confirmation. In the event of any conflict between the terms of such a Confirmation of an FX Transaction or a Currency Option Transaction, as the case may be, and this Agreement, the terms of this Agreement shall prevail, and the Confirmation shall not modify the terms of this Agreement.

Accepted and Agreed:

THE CHASE MANHATTAN BANK                     TIFFANY & CO. JAPAN INC.

    /s/ Henry J.S. Cheever                      /s/ Michael W. Connolly
By:  ___________________________             By: _______________________________
     Name:  HENRY J.S. CHEEVER                   Name: Michael W. Connolly
     Title  MANAGING DIRECTOR                    Title: Vice President-Treasurer


Agreed (as to Part 5(i) and 5(k) above):

TIFFANY & CO.

      /s/Michael W. Connolly
By:   _______________________________
      Name: Michael W. Connolly
      Title Vice President-Treasurer

                                    GUARANTY
                                    --------


         GUARANTY,  dated as of October  18,  1999,  made by each of TIFFANY AND
COMPANY, a New York corporation, TIFFANY & CO. INTERNATIONAL, a Delaware corporation and TIFFANY & CO., a Delaware corporation (collectively, the "Guarantors", each a "Guarantor", in favor of THE CHASE MANHATTAN BANK ("Chase").

         PRELIMINARY STATEMENT. Chase is planning to enter, or has entered, into a Master Agreement, dated as of October 18, 1999 (said Agreement, as it may from time to time be supplemented by any Transaction or otherwise amended from time to time, being the "Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined) with Tiffany & Co. Japan, Inc. a Delaware corporation (the "Counterparty"). The Agreement requires that this Guaranty be executed by the Guarantors and delivered to Chase.

         NOW, THEREFORE, in consideration of the premises and in order to induce Chase to enter into the Agreement, each of the Guarantors hereby agrees as follows:

         SECTION 1. Guaranty. Each of the Guarantors hereby unconditionally jointly and severally guarantees, as primary obligor and not merely as surety, the punctual payment when due (whether at stated maturity, by acceleration, or otherwise) of all amounts payable by the Counterparty to Chase under the Agreement and each Transaction thereunder, including, without limitation, all amounts payable by the Counterparty under Section 2 and Section 6(e) of the Agreement, and all fees or expenses (such amounts being hereinafter referred to as the "Obligations"), and agrees to pay any and all expenses including reasonable counsel fees and expenses) incurred by Chase in enforcing any rights under this Guaranty. Each of the Guarantors agrees that, as between the Guarantors and Chase, the Obligations may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction, or other prohibition which may delay, prevent, or vitiate any such declaration as against the Counterparty and that in the event of any such declaration (or attempted declaration), the Obligations (whether or not due and payable by the Counterparty) shall forthwith become due and payable by the Guarantors for the purposes of this Guaranty.

     SECTION 2. Guaranty Absolute. Each of the Guarantors guarantees that the Obligation will be paid strictly in accordance with the terms of the Agreement and any Transaction, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Chase with respect thereto. The liability of the Guarantors under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Agreement or any Transaction;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Agreement or any Transaction or any release or transfer of, or any other action or inaction with respect to, any collateral security for the Obligations or any other guaranty of the Obligations and any right under any of them or provided by law;

          (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Counterparty or a guarantor;

          (d) the merger or consolidation of the Counterparty or any Guarantor with or into another entity or any sale or transfer by the Counterparty or any Guarantor of all or any part of its respective assets;

          (e) any order of any governmental entity purporting to reduce, amend, or restructure any of the Obligations; or

          (f) any lack of action to obtain any amount in respect of the Obligations from the Counterparty, the obtaining of, or the failure to obtain, any judgment against the Counterparty, or any attempt, or failure to attempt, or to enforce any such judgment.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Chase upon the insolvency, bankruptcy or reorganization of the Counterparty or otherwise, all as though such payment had not been made.

         SECTION 3. Waiver. Each of the Guarantors hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that Chase exhaust any right or take any action against the Counterparty or any other person or entity.

         SECTION 4. Subrogation. No Guarantor will exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Chase and shall forthwith be paid to Chase to be credited and applied upon the Obligations in accordance with the terms of the Agreement and any Transaction thereunder. If (i) any Guarantor shall make payment to Chase of all or any part of the Obligations and
(ii) all the Obligations shall be paid in full, Chase will, at such

Guarantor's request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor.

         SECTION 5. Payments Free and Clear of Taxes, Etc. Except as otherwise required by law, each payment made by the Guarantors hereunder shall be made without deduction or withholding for or on account of Taxes (as defined in the Agreement). If such deduction or withholding is so required of any Guarantor, such Guarantor shall pay the amount required to be deducted or withheld to the appropriate authority before penalties attach thereto or interest accrues thereon and, in the case of deduction or withholding for or on account of Taxes that are Indemnifiable Taxes (as defined in the Agreement), shall forthwith pay Chase such additional amount as may be necessary to ensure that the net amount actually received by Chase free and clear of Indemnifiable Taxes (including any Indemnifiable Taxes on such additional amount) is equal to the amount the Chase would have received had there been no such deduction or withholding. Such Guarantor shall, on or before the sixtieth day of making such deduction or withholding, forward to Chase an official receipt evidencing such deduction or withholding (or a certified copy thereof).

         SECTION 6. Representations. Each of the Guarantors hereby makes each of the representations set forth in Section 3 of the Agreement (including the Schedule thereto) as though such representations were set forth fully herein, except that for this purpose all references to the Agreement shall be deemed to be references to this Guaranty. Such representations shall be deemed to be repeated on each date on which a Transaction is entered into.

         SECTION 7. No Waiver; Remedies. No failure on the part of Chase to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Chase is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Chase to or for the credit or the account of any Guarantor against any and all of the obligations of such Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not Chase shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. If an obligation is contingent, Chase may in good faith estimate that obligation and set-off in respect of the estimate, subject to Chase accounting to such Guarantor when the obligation is ascertained, and if the obligation is not owed until some time in the future, the amount of the obligation will be discounted to present value at a then current market discount rate. Chase agrees promptly to notify such Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Chase under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Chase may have.

         SECTION 9. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until payment in full of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon each Guarantor and their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by Chase and its permitted successors, transferees and assigns.

         SECTION 10. Transfer. The obligations of the Guarantors under this Guaranty may not be assigned or delegated without the prior written consent of Chase. Chase may not assign the benefits of this Guaranty except in connection with a permitted assignment by Chase of its interest in the Agreement.

         SECTION 11. Contractual Currency. The provisions in the Agreement relating to payments and judgments in the Contractual Currency (as defined in, or for purposes of, the Agreement), including all of Section 8, shall apply to all payments by the Guarantors under this Guaranty as though such provisions were set forth in full herein, except that references in such provisions to the Agreement shall be deemed to be references to this Guaranty.

         SECTION 12. Miscellaneous. The provisions of or incorporated in the Agreement relating to Entire Agreement, Amendments, Survival of Obligations, Remedies Cumulative, No Waiver of Rights, Headings, Notices, Governing Law, Jurisdiction, Service of Process and Waiver of Immunities shall also apply to this Guaranty as though such provisions were set forth in full herein (except that references in such provisions to the parties and the Agreement shall be deemed to be references to the Guarantors (and, if applicable, Chase) and this Guaranty, respectively and that the addresses for notices shall be as specified in Section 13 hereof).

         SECTION 13. Addresses for Notices. Any notice or communication in respect of this Guaranty should be give (i) if to Chase, at the address specified for such party in Part 4 of the Schedule to the Agreement and (ii) if to the Guarantors, at the address set forth below each Guarantor's signature to this Guaranty.

         SECTION 14. Waiver of Right to Trial By Jury.   Each of  the Guarantors
hereby irrevocably waives any and all rights to trial by jury with respect to any legal proceeding arising out of or relating to this Guaranty.

         IN WITNESS WHEROF, each of the Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                 TIFFANY AND COMPANY

                                                 By: /s/ Michael W. Connolly
                                                 Name: Michael W. Connolly
                                                 Title: Vice President-Treasurer


                                                   Address for notices:

                                                 TIFFANY & CO. INTERNATIONAL

                                                 By: /s/ Michael W. Connolly
                                                 Name: Michael W. Connolly
                                                 Title: Vice President-Treasurer


                                                 Address for notices:

                                                 Attention: Michael Connolly
                                                 15 Sylvan Way
                                                 Parsippany, New Jersey 07054
                                                 Facsimile No. (973) 254-7645

                                  CONFIRMATION

                                SWAP TRANSACTION

                                                  October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)

LADIES AND GENTLEMEN:

THE PURPOSE OF THIS LETTER AGREEMENT IS TO CONFIRM THE TERMS AND CONDITIONS OF THE TRANSACTION ENTERED INTO BETWEEN US ON THE TRADE DATE BELOW. IT CONSTITUTES A "CONFIRMATON" AS REFERRED TO IN THE ISDA MASTER AGREEMENT DESCRIBED BELOW.

THE DEFINITIONS AND PROVISIONS CONTAINED IN THE 1991 ISDA DEFINITIONS (AS SUPPLEMENTED BY THE 1998 SUPPLEMENT), (THE "DEFINITIONS") AS PUBLISHED BY THE INTERNATIONAL SWAP DEALERS ASSOCIATION, INC. NOW KNOWN AS THE INTERNATIONAL SWAPS AND DERIVATIVES ASSOCIATION, INC. ("ISDA"), ARE INCORPORATED INTO THIS CONFIRMATION. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THOSE DEFINITIONS AND PROVISIONS AND THIS CONFIRMATION, THIS CONFIRMATION WILL GOVERN. EACH PARTY REPRESENTS AND WARRANTS TO THE OTHER THAT (I) IT IS DULLY AUTHORIZED TO ENTER INTO THE TRANSACTION TO WHICH THIS CONFIRMATION RELATES AND TO PERFORM ITS OBLIGATIONS HEREUNDER AND (II) THE PERSON EXECUTING THIS CONFIRMATION IS DULY AUTHORIZED TO EXECUTE AND DELIVER IT.

1. THIS CONFIRMATION EVIDENCES A COMPLETE AND BINDING AGREEMENT BETWEEN YOU AND US AS TO THE TERMS OF THE TRANSACTION TO WHICH THIS CONFIRMATION RELATES. IN ADDITION, YOU AND WE AGREE TO USE ALL REASONABLE EFFORTS PROMPTLY TO NEGOTIATE, EXECUTE, AND DELIVER AN AGREEMENT IN THE FORM OF THE ISDA MASTER AGREEMENT (MULTICURRENCY- CROSS BORDER) (THE "ISDA FORM"), WITH SUCH MODIFICATIONS AS YOU AND WE WILL IN GOOD FAITH AGREE. UPON THE
     EXECUTION BY YOU AND WE OF SUCH AN AGREEMENT, THIS CONFIRMATION WILL SUPPLEMENT, FORM A PART OF, AND BE SUBJECT TO, THAT AGREEMENT. ALL
     PROVISIONS CONTAINED OR INCORPORATED BY REFERENCE IN THAT AGREEMENT UPON ITS EXECUTION WILL GOVERN THIS CONFIRMATION EXCEPT AS EXPRESSLY MODIFIED BELOW. UNTIL YOU AND WE EXECUTE THAT AGREEMENT, THIS CONFIRMATION, TOGETHER WITH ALL OTHER DOCUMENTS REFERRING TO THE ISDA FORM (EACH A "CONFIRMATION") CONFIRMING TRANSACTIONS (EACH A "TRANSACTION") ENTERED INTO BETWEEN YOU AND WE (NOTHWITHSTANDING ANYTHING TO THE CONTRARY IN A CONFIRMATION), SHALL SUPPLEMENT, FORM A PART OF, AND BE SUBJECT TO AN AGREEMENT IN THE FORM OF THE ISDA FORM AS IF YOU AND WE HAD EXECUTED AN AGREEMENT IN SUCH FORM (BUT WITHOUT ANY SCHEDULE EXCEPT FOR THE ELECTION OF THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW AND UNITED STATES

                                  CONFIRMATION

                                SWAP TRANSACTION

                                                  October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)
CONTINUATION - (1)

     DOLLARS AS THE TERMINATION CURRENCY) ON THE TRADE DATE OF THE FIRST SUCH TRANSACTION BETWEEN YOU AND WE IN THE EVENT OF ANY INCONSISTENCY BETWEEN PROVISIONS OF THAT AGREEMENT AND THIS CONFIRMATION, THIS CONFIRMATION WILL PREVAIL FOR THE PURPOSE OF THE TRANSACTION TO WHICH THIS CONFIRMATION RELATES.

     THE PARTIES OF THIS CONFIRMATION ARE THE CHASE MANHANTTAN BANK ("CHASE") AND TIFFANY & CO., JAPAN INC (THE "COUNTERPARTY").

2.   TERMS OF THE TRANSACTION TO WHICH THIS CONFIRMATION RELATES ARE AS FOLLOWS:

NOTIONAL AMOUNT:           JPY 5,500,000,000.00

TRADE DATE:                OCTOBER 22, 1999

EFFECTIVE DATE:            OCTOBER 26, 1999

TERMINATION DATE:          OCTOBER 26, 2004
                           SUBJECT TO ADJUSTMENT IN ACCORDANCE
                           WITH THE MODIFIED FOLLOWING BUSINESS
                           DAY CONVENTION

FIXED AMOUNTS:

FIXED RATE PAYER:          THE COUNTERPARTY

FIXED RATE PAYER PAYMENT DATES, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION: ARPIL 26, OCTOBER 26, OF EACH YEAR PRIOR TO AND INCLUDING THE TERMINATION DATE, COMMENCING WITH APRIL 26, 2000.

FIXED RATE AND FIXED RATE DAY COUNT FRACTION 1.815%; ACTUAL/360

FLOATING AMOUNTS

FLOATING RATE PAYER:       CHASE

                                  CONFIRMATION

                                SWAP TRANSACTION

                                                  October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)
CONTINUATION - (2)


FLOATING RATE PAYER PAYMENT DATES, SUBJECT TO ADJUSTMENT IN ACCORDANCE WITH THE MODIFIED FOLLOWING BUSINESS DAY CONVENTION: APRIL 26, OCTOBER 26 OF EACH YEAR PRIOR TO AND INCLDUING THE TERMINATION DATE, COMMENCING WITH APRIL 26, 2000.

FLOATING RATE OPTION:      JPY-LIBOR-BBA

FLOATING RATE FOR INITIAL
CALCULATION PERIOD:        0.22625 PER CENT

DESIGNATED MATURITY:       6 MONTHS

SPREAD:                    PLUS 0.5%


FLOATING RATE DAY COUNT FRACTION: ACTUAL/360

RESET DATES:              THE FIRST DAY OF EACH CALCULATION
                          PERIOD FOR THE FLOATING RATE PAYER.

BUSINESS DAY FOR PAYMENTS BY
BOTH PARTIES:             TOKYO, LONDON

CALCULATION AGENT:        CHASE

3. ACCOUNT DETAILS

PAYMENTS TO CHASE

ACCOUNT FOR PAYMENTS IN JPY:

CHASE MANHATTAN BANK
TOKYO
FAVOR: CHASE NEW YORK

PAYMENTS TO COUNTERPARTY

ACCOUNT FOR PAYMENTS IN JPY:

TO BE AVISED

                                  CONFIRMATION

                                SWAP TRANSACTION

                                                  October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)

CONTINUATION - (3)

4. OFFICE AND ADDRESS FOR NOTICES IN CONNECTION WITH THIS SWAP TRANSACTION:

     (A) CHASE: ITS HEAD OFFICE IN NEW YORK AT 4 CHASE METROTECH CENTER, 17TH FLOOR, BROOKLYN, NY 11245, ATTN: GLOBAL DERIVATIVE OPERATIONS.

     (B)  COUNTERPARTY:   ITS  OFFICE  IN  TOKYO,   JAPAN,  ATTN:  MARK  KIRSCH,
     973-254-7699, 973-254-7694.

5.   DOCUMENTS TO BE DELIVERED:

     (I) EACH PARTY SHALL DELIVER TO THE OTHER, AT THE TIME OF ITS EXECUTION OF THIS CONFIRMATION, EVIDENCE OF THIE INCUMBENCY AND SPECIMEN SIGNATURE OF THE PERSON(S) EXECUTING THIS CONFIRMATION, UNLESS SUCH EVIDENCE HAS BEEN PREVIOUSLY SUPPLIED AND REMAINS TRUE AND IN EFFECT.

     (II) IN CONNECTION WITH THE AGREEMENT TO BE EXECUTED BY THE PARTIES REFERRED TO IN PART 1 HEREOF, COUNTERPARTY AGREES TO DELIVER TO CHASE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO CHASE.

6.   GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK, PROVIDED, HOWEVER, THAT UPON EXECUTION OF THE AGREEMENT REFERRED TO IN PART 1 HEREOF, THIS CONFIRMATION SHALL BE GOVERNED BY THE LAW GOVERNING SUCH AGREEMENT.

7. EACH PARTY WILL BE DEEMED TO REPRESENT TO THE OTHER PARTY ON THE DATE ON WHICH IT ENTERS INTO A SWAP TRANSACTION THAT (ABSENT A WRITTEN AGREEEMNT BETWEEN THE PARTIES THAT EXPRESSLY IMPOSES AFFIRMATIVE OBLIGATIONS TO THE CONTRARY FOR THAT SWAP TRANSACTION):

(A) NON RELIANCE. IT IS ACTING FOR ITS OWN ACCOUNT, AND IT HAS MADE ITS OWN INDEPENDENT DECISIONS TO ENTER INTO THAT SWAP TRANSACTION AND AS TO WHETHER THAT SWAP TRANSACTION IS APPROPRIATE OR PROPER FOR IT BASED UPON ITS OWN JUDGEMENT AND UPON ADVICE FROM SUCH ADVISERS AS IT HAS DEEMED

                                  CONFIRMATION

                                SWAP TRANSACTION

                                             October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)

     CONTINUATION - (4)

     NECESSARY. IT IS NOT RELYING ON ANY COMMUNICAITON (WRITTEN OR ORAL) OF THE OTHER PARTY AS INVESTMENT ADVICE OR AS A RECOMMENDATION TO ENTER INTO THAT SWAP TRANSACTION: IT BEING UNDERSTOOD THAT INFORMATION AND EXPLANATIONS RELATED TO THE TERMS AND CONDITIONS OF A SWAP TRANSACTION SHALL NOT BE CONSIDERED INVESTMENT ADVICE OR A RECOMMENDATION TO ENTER INTO THAT SWAP TRANSACTION, NO COMMUNICATION (WRITTEN OR ORAL) RECEIVED FROM THE OTHER PARTY SHALL BE DEEMED TO BE AN ASSURANCE OR GUARANTEE AS TO THE EXPECTED RESULTS OF THAT SWAP TRANSACTION.

(B) ASSESSMENT AND UNDERSTANDING. IT IS CAPABLE OF ASSESSING THE MERITS OF AN UNDERSTANDING (ON ITS OWN BEHALF OR THROUGH INDEPENDENT PROFESSIONAL ADVICE), AND UNDERSTANDS AND ACCEPTS, THE TERMS, CONDITIONS AND RISKS OF THAT SWAP TRANSACTION. IT ALSO IS CAPABLE OF ASSUMING, AND ASSUMES, THE RISKS OF THAT SWAP TRANSACTION.

(C) STATUS OF PARTIES THE OTHER PARTY IS NOT ACTING AS A FIDUCIARY FOR OR AN ADVISER TO IT IN RESPECT OF THAT SWAP TRANSACTION.

PLEASE CONFIRM THAT THE FOREGOING CORRECTLY SETS FORTH THE TERMS OF OUR AGREEMENT BY EXECUTING THE COPIES OF THIS CONFIRMATION ENCLOSED FOR THAT PURPOSE AND RETURNNG THEM TO US.


FOR INQUIRIES REGARDING THIS CONFIRMATION PLEASE CALL:
CUSTOMER SERVICE AT (718) 242-7553/8218/3100/3092 OR
FAX (718) 242-4809/9263/4811/6154

                                            YOURS SINCERELY,


                                            THE CHASE MANHATTAN BANK


                                            BY:  /S/Carmine Pilla
                                            ------------------------
                                            AUTHORIZED SIGNATURE
                                            Carmine Pilla
                                            VP

CONFIRMED AS OF THE DATE FIRST

                                  CONFIRMATION

                                SWAP TRANSACTION

                                                  October 29, 1999
TIFFANY & CO, JAPAN INC.
TOKYO
JAPAN
ATTN: MARK KIRSCH
973-254-7699
973-254-7694

RE: SWAP TRANSACTION (OUR REF. NO. 0004358723 / 52274027)

CONTINUATION - (5)

ABOVE WRITTEN:
CHASE REF NO. (0004358723 / 52274027)

TIFFANY AND CO. JAPAN INC.


BY:  /s/ Michael W. Connolly
     -----------------------
NAME:    Michael W. Connolly
TITLE:   Treasurer